SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 24, 1999


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                        1-7476                  63-0591257
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number           Identification No.)




           AmSouth-Sonat Tower
         1900 Fifth Avenue North
           Birmingham, Alabama                                35203
    (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (205) 320-7151




                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On February 24, 1999, AmSouth Bancorporation ("AmSouth") entered into an Underwriting Agreement (the "Underwriting Agreement") with Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, as Representatives of the several Underwriters named in Schedule II to such agreement. The Underwriting Agreement relates to the issuance and sale of $175,000,000 principal amount of AmSouth's 6.125% Subordinated Notes due 2009 (the "Notes"). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the AmSouth's shelf registration statement on Form S-3 (File No. 333-44263). On March 1, 1999, AmSouth entered into a First Supplemental Indenture (the "First Supplemental Indenture") with Bankers Trust Company, as Trustee. The First Supplemental Indenture is supplemental to the Indenture, dated as of May 25, 1994, between AmSouth and Bankers Trust Company, as Trustee, relating to AmSouth's subordinated debt securities.

         The Underwriting Agreement, the First Supplemental Indenture and the global security representing AmSouth's $175,000,000 principal amount of 6.125% Subordinated Notes due 2009 are attached hereto as exhibits and are incorporated as part of this Current Report on Form 8-K.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

         The following exhibits are filed as part of this Current Report on Form 8-K:


         Exhibit No.                          Exhibit
         -----------                          -------
              1 Underwriting Agreement, dated February 24, 1999, between AmSouth Bancorporation and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation and Morgan Stanley &
                                   Co. Incorporated, as
                                   Representatives of the several
                                   Underwriters named in Schedule II
                                   thereto.




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              4(a)                 First Supplemental Indenture, dated
                                   as of March 1, 1999, between
                                   AmSouth Bancorporation and Bankers
                                   Trust Company, as Trustee,
                                   supplemental to Indenture, dated as
                                   of May 25, 1994, relating to
                                   AmSouth Bancorporation's
                                   subordinated debt securities.

              4(b)                 Global security representing
                                   AmSouth Bancorporation's
                                   $175,000,000 6.125% Subordinated
                                   Notes due 2009.
















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMSOUTH BANCORPORATION


                                        By /s/ Carl L. Gorday
                                        --------------------------
                                        Name:  Carl L. Gorday
                                        Title: Assistant Secretary


Date: March 1, 1999

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